This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

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[LOGO]ALLIANCEBERNSTEIN SM
      Investment Research and Management



                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                   - AllianceBernstein Premier Growth Portfolio
                                   - AllianceBernstein Technology Porfolio
                                   - AllianceBernstein Small Cap Value Porfolio
                                   - AllianceBernstein Total Return Portfolio
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Supplement dated February 11, 2005 to the Prospectuses dated May 3, 2004 of
AllianceBernstein Variable Products Series Fund, that offer Class A shares or Class B shares of the above-referenced Portfolios. You should read this Supplement in conjunction with the Prospectuses.

AllianceBernstein Premier Growth Portfolio (to be renamed AllianceBernstein Large Cap Growth Portfolio)

Effective May 2, 2005 the AllianceBernstein Premier Growth Portfolio's name will change. The Portfolio's new name will be "AllianceBernstein Large Cap Growth Portfolio." In connection with its name change, the Portfolio is adopting, effective May 2, 2005, a new policy, whereby under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" will be those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index.

AllianceBernstein Technology Portfolio (to be renamed AllianceBernstein Global Technology Portfolio)

Effective May 2, 2005 the AllianceBernstein Technology Portfolio's name will change. The Portfolio's new name will be "AllianceBernstein Global Technology Portfolio." In connection with its name change, the Portfolio is adopting, effective May 2, 2005, a new policy, whereby the Portfolio will invest in a global portfolio of securities of U.S. and non-U.S. companies selected for their growth potential. Alliance will adjust the Portfolio's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Portfolio will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After May 2, 2005, the Portfolio may invest in foreign securities, foreign government securities and securities issued by U.S. Companies as Alliance considers most advantageous. The Portfolio also will be able to invest in U.S. Government Securities.

AllianceBernstein Small Cap Value Portfolio (to be renamed AllianceBernstein Small/Mid Cap Value Portfolio)

Effective May 2, 2005 the AllianceBernstein Small Cap Value Portfolio's name will change. The Portfolio's new name will be "AllianceBernstein Small/Mid Cap Value Portfolio." In connection with its name change, the Portfolio is adopting, effective May 2, 2005, a new policy, whereby under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of small- to mid-capitalization companies. For purposes of this policy, "small- to mid-capitalization companies" will be those that, at the time of investment, fall within the capitalization range between the market capitalization of the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

AllianceBernstein Total Return Portfolio

The following disclosure replaces the information regarding the portfolio manager of the AllianceBernstein Total Return Portfolio in the table under "MANAGEMENT OF THE PORTFOLIOS -- Portfolio Managers."

Effective March 1, 2005, the day-to-day management of and investment decisions for the AllianceBernstein Total Return Portfolio will be made by Mr. Stephen W. Pelensky, Senior Vice President of ACMC. Mr. Pelensky has been associated with ACMC in a substantially similar capacity to his current position since prior to 2000.

For more information, please call your financial adviser or visit our website at www.AllianceBernstein.com.

You should retain this Supplement with your Prospectuses for future reference.
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(SM) This mark is used under license from the owner, AllianceBernstein
Investment Research and Management, Inc.

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